©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Alliance Data NYSE: ADS Q1 2011 Exhibit 99.1

- Multi-channel marketing strategy
- Data products
- Database design and build
- Analytics
- Permission-based email
- Customer care
- Processing
- Credit

AllianceData.

NYSE: ADS  |  Q1 2011 2
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data is the largest and most comprehensive provider of transaction-based marketing and loyalty solutions.
A Unique Business Model.
Advantages over traditional marketing channels:
-
Transaction-based programs allow micro-segmentation of clients’ customer data
-
Provide high, measurable ROIs for our clients
Comprehensive suite of products that
target the $190 billion direct and digital marketing
channel:

NYSE: ADS  |  Q1 2011 3
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of
loyalty marketing
programs and services
to profitably change
customer behavior
Drives sales for our
clients by providing
marketing driven
branded credit
programs that build
customer loyalty
Three Businesses.  One Focus.
The largest and most comprehensive provider of
transaction-based marketing and loyalty solutions. These
solutions are delivered through 3 businesses:
Private Label
2010 Revenue: $800mm
2010 EBITDA:   $205mm
2010 Revenue: $613mm
2010 EBITDA:   $152mm
2010 Revenue: $1.4bn
2010  EBITDA, net
of funding costs: $346mm
*******
******* *******

Key Clients

Hilton
Pfizer
kraft foods
make today delicious
Bank of America
VISA
Epsilon
BMO Bank of Montreal
VICTORIA'S SECRET
Loyalty One
RONA
Doing it right
ANN TAYLOR
Private Label
J.CREW
Shell Oil of Canada
Giving our best
Canada Safeway Limited
POTTERY BARN

AllianceData.

NYSE: ADS | Q1 2011 4 ©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary We work with the biggest brands in North America.

NYSE: ADS  |  Q1 2011 5
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Operating Results
($MM, except per share data)
2009
Actual
2009
Adjusted¹
2010
Actual
% Change
10/09 Adjusted
Revenue $1,964 $2,485 $2,791 12%
Income from
continuing
operations per
diluted share
$3.06 $2.54 $3.51 38%
Adjusted EBITDA $590 $717 $823 15%
Core EPS $5.16 $4.64 $5.86 26%
Year Ended December 31,
1
See Reconciliation in Appendix

NYSE: ADS  |  Q1 2011 6
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Corporate:
•
$500 million in
available liquidity
•
Debt levels remain
moderate (leverage
ratio 2.3x at
December 31, 2010)
Liquidity and Capital at December 31, 2010
Bank Liquidity:
•
$2.9 billion of available
liquidity
•
Diversified funding
sources:  conduits, bank
issued CDs and term
ABS
•
Approximately 90%
fixed rate
Bank Capital:
WFNNB Regulatory
Ratios at Dec. 31,
2010:
•
Tier 1: 13%
•
Leverage: 12%
•
Total risk based: 19%
Liquidity and Capital

NYSE: ADS  |  Q1 2011 7
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2011 Guidance
Adjusted
2009 ¹
Actual
2010
%
Increase
Guidance
2011
%
Increase
Revenue $ 2.5 bn $ 2.8  bn 12% $
3.0bn 8%
Adjusted EBITDA $ 717 mm $ 823 mm 15% $
900 mm 10%
Income from continuing
ops per share $ 2.54 $ 3.51 38% $
4.66 33%
Core EPS $ 4.64 $ 5.86 26% $
6.75 15%
1
See reconciliation in appendix

NYSE: ADS  |  Q1 2011 8
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2011 Outlook
• Over $400 million in free cash flow or $7.22 per diluted share in 2011
LoyaltyOne:
•Single-digit growth in both
revenue and adj. EBITDA
•Miles issued increase
approximately 5%
•Increased international
investment
•National launch of dotz in
Brazil
Epsilon:
•Strongest growth rates in
the Company
•Double-digit organic growth
in revenue
•Mid-teens growth in
adjusted EBITDA
•Backlog of wins and DMS
acquisition drive above
average growth
•Focus on tuck-in
acquisition
Private Label:
•Moderate portfolio growth
- 5% increase in ending A/R
•Continued divergence
between unemployment and
credit loss rates; 70 basis
point improvement in credit
loss rate
•High single-digit growth in
revenue and double-digit
growth in adj. EBITDA
•Bank dividends will resume
•4 - 5 new clients
Revenue and Core EPS Growth of at Least 8% and 15%, Respectively

NYSE: ADS  |  Q1 2011 9
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Strong Growth and Consistency Regardless of Macro Environment
The Business Model: Units Cycle Differently
Macro
$3.88
The Great Recession
*Excludes infrequently occurring items
Moderate Macro Recovery
2012 2008 2009 2010 2007 2011
Good
Liquidity Crisis
Massive Layoffs
Weakened Consumer Confidence
---- Strong ADS Performance----
$4.42
$4.64*
$5.86
Alliance Data
Core EPS
~$8.00
$6.75
Balanced
Growth Across
All Businesses
LoyaltyOne and Epsilon’s
Performance, Plus Buyback
Outpace Decline in Private Label
Double -digit
Topline Across
All 3 Businesses
EBITDA Growth
Across All 3
Businesses
Balanced
Growth Across
All Businesses
Restored
2007-12
CAGR
16%

NYSE: ADS  |  Q1 2011 10
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act and those discussed in our filings with the Securities and Exchange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are
“forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

NYSE: ADS  |  Q1 2011 11
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the
Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-
GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.

NYSE: ADS | Q1 2011 12 ©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary * * * * * * * * * * * * * * *

NYSE: ADS  |  Q1 2011 13
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Adjusted 2009 (MM, except per share)
Loan Loss Securitization Divested Bankruptcy Bargain Foreign Tax Reserve
As Reported Expense Funding Costs Operations Change Purchase Gain Currency Loss Release Adjusted
Revenue
LoyaltyOne 715 $          715 $
Epsilon 514 514
Private Label 708 404 144 1,256
Corp 27 - - (27) - - - - -
1,964 $       404 $       144 $              (27) $         - $          - $               - $               - $           2,485 $
Adjusted EBITDA
LoyaltyOne 201 $          11 $                212 $
Epsilon 128 128
Private Label 315 144 (7) (21) 431
Corp (54) - - - - - - - (54)
590 $          - $        144 $              - $         (7) $            (21) $               11 $                - $           717 $
Income from continuing operations 177 $          (4) $            (21) $               7 $                  (11) $           147 $
Income from continuing operations
per diluted share 3.06 $         (0.09) $       (0.37) $           0.14 $            (0.20) $        2.54 $
Core EPS 5.16 $         (0.09) $       (0.37) $           0.14 $            (0.20) $        4.64 $
Year Ended December 31, 2009